SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, For Use of the
Commission Only (as
☒ Definitive Proxy Statement		permitted by Rule 14a‑6(e)(2))

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a‑12

Blue Chip Value Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒      No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

BLUE CHIP VALUE FUND, INC.

1225 Seventeenth Street

26th Floor

Denver, Colorado 80202

Denver, Colorado
March 18, 2009

To Our Stockholders:

            It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC (“Denver Investments”), 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Friday, May 1, 2009, at 11:00 AM (Mountain time).  Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

            We look forward to greeting those of you who find it convenient to attend, but we urge you, in any event, to cast your vote by any of the methods explained in the following pages.  If you do attend, you may vote in person if you so desire.

            The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 2008 has previously been mailed to Stockholders of record.  It, along with this Proxy Statement, Proxy Card and Notice of Annual Meeting, are available on the internet at http://bnymellon.mobular.net/bnymellon.blu.  The Annual Report is not to be considered proxy soliciting material.

Sincerely,

Todger Anderson, CFA
President

YOUR VOTE IS IMPORTANT

            We consider the vote of each Stockholder important, whatever the number of shares held.  If you are unable to attend the meeting in person, please cast your vote by telephone, internet or by mail by following the instructions on page 1 of the Proxy Statement.  The prompt voting of your proxy will save expense to your Fund.

BLUE CHIP VALUE FUND, INC.

1225 Seventeenth Street

26th Floor

Denver, Colorado  80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Denver, Colorado
March 18, 2009

To the Stockholders of

   Blue Chip Value Fund, Inc.:

            The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the “Fund”) will be held at the offices of Denver Investment Advisors LLC (“Denver Investments”), 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Friday, May 1, 2009, at 11:00 AM (Mountain time), for the following purposes:

1.         To elect two (2) Class III directors to serve until the Annual Meeting of Stockholders in the year 2012 and until the election and qualification of their successors.

2.         To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2009.

3.         To transact such other business as may properly come before the meeting or any adjournment thereof.

            The subjects referred to above are discussed in the Proxy Statement following this Notice of Annual Meeting.  Each Stockholder is invited to attend the Annual Meeting and vote in person.  Holders of record at the close of business on March 6, 2009 are entitled to receive notice of and to vote at the Meeting.  Every Stockholder's vote is important.   If you cannot be present at the Annual Meeting, we urge you to submit your vote and proxy by telephone, by internet or by mail by following the instructions on page 1 of the Proxy Statement which follows this Notice of Annual Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in completing your proxy promptly.

Nancy P. O'Hara
Secretary

ANNUAL MEETING OF STOCKHOLDERS

OF

BLUE CHIP VALUE FUND, INC.

1225 Seventeenth Street

26th Floor

Denver, Colorado  80202

PROXY STATEMENT

March 18, 2009

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the“Fund”) for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC (“Denver Investments”), 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Friday, May 1, 2009, at 11:00 AM (Mountain time), and at any adjournment thereof (the “Meeting”).

            This year, new Securities and Exchange Commission rules allow us to furnish proxy materials to our Stockholders on the internet.  Stockholders will not receive printed copies of the proxy materials unless requested.  Instead, we have mailed a “Notice Regarding Availability of Proxy Materials” (the“Notice”) that instructs Stockholders how to access and review the proxy materials and vote their shares on the internet.  If you would like to receive a paper copy or e-mail copy of the proxy materials for this Meeting or all future proxy materials, you should follow the instructions included in the Notice.

            You can vote in any one of the following ways:

            (a)        By internet by following the instructions on www.eproxy.com/blu.

(b)        By telephone, by following the instructions on www.eproxy.com/blu or printed on the proxy card.

(c)        By mail, by printing out, completing and signing the proxy card included on www.eproxy.com/blu and returning it to the address indicated on the proxy card.  If you received this proxy statement and proxy card by mail, you may return the proxy card in the postage pre-paid, return envelope provided.

            (d)        In person at the Meeting.

            Any person giving a proxy may revoke it at any time prior to its use.  Properly submitted proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein.  The Board of Directors recommends a vote FOR the election of the Directors as listed and FOR Proposal 2.  If no specification is made, the proxy will be voted for the election of the Directors as listed, for Proposal 2, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

            Costs of soliciting proxies will be borne by the Fund.  It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies.  In addition to soliciting proxies by use of the mail and the internet, some of the officers of the Fund and persons affiliated with Denver Investments, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.  By voting as soon as you review your proxy materials, you will help to reduce the cost of any additional mailings or solicitation efforts.

            On March 6, 2009, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 28,463,912 shares of common stock, constituting all of the Fund's outstanding voting securities.  Each share of common stock is entitled to one vote.  The Notice is being mailed, and this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy are being made available, on or about March 18, 2009 to Stockholders of record on the record date.

            The Fund's Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2008 is available to Stockholders, without charge, on http://bnymellon.mobular.net/bnymellon.blu or you may request an Annual Report to be sent to you by mail.  Requests for such Annual Report should be directed to Mr. Jasper R. Frontz, Treasurer, Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 or telephone toll-free (800) 624-4190.  The Annual Report is not to be regarded as proxy soliciting material.

PROPOSAL 1:  NOMINEES FOR ELECTION AS DIRECTORS

            The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members.  Directors are chosen for a term of three years and the term of one class of directors expires each year.  The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted.

            The following table sets forth the nominees for election as directors and the other directors whose term of office continues beyond the Meeting, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the number of portfolios in the Fund Complex that they oversee.  The Fund Complex includes funds with a common or affiliated investment adviser.  The Fund Complex is comprised of the Fund, consisting of one portfolio, the Dunham Small-Cap Value Fund, consisting of one portfolio, the RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly RiverSource VP Small-Cap Value Fund), consisting of one portfolio, and the Westcore Trust, of which there are twelve portfolios.  Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

NOMINEES FOR ELECTION - to be elected for a term of three years until the Annual Meeting in the year 2012.

INTERESTED DIRECTOR

KENNETH V. PENLAND, CFA*

Age:  66

Position(s) Held with the Fund:

Chairman of the Board and Director

Term of Office and Length of Time Served:

Chairman of the Board and Class III Director since 1987.

Principal Occupations During Past Five Years:

Chairman and Executive Manager, Denver Investment Advisors LLC and predecessor organizations (1983-2001);

President, Westcore Trust (1995-2001)

Trustee, Westcore Trust (2001-2005)

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

INDEPENDENT DIRECTOR

ROBERTA M. WILSON, CFA

Age:  65

Position(s) Held with the Fund:

Director

Term of Office and Length of Time Served:

Class III Director since 1987.

Principal Occupations During Past Five Years:

Management Consultant and Coach (since 1998);

Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998);

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

OTHER DIRECTORS

INDEPENDENT DIRECTORS

LEE W. MATHER, JR.

Age:  65

Position(s) Held with the Fund:

Director

Term of Office and Length of Time Served:

Class II Director since 2001.  Term expires in 2011.

Principal Occupations During the Past Five Years:

Director, American Rivers (conservation organization) (2000-2006);

Investment Banker, Merrill Lynch & Co. (1977-2000).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

RICHARD C. SCHULTE

Age:  64

Position(s) Held with the Fund

Director

Term of Office and Length of Time Served:

Class II Director since 1987.  Term expires in 2011.

Principal Occupations During the Past Five Years:

Private Investor;

President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993 - 1996);

Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991 – 1993);

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

INTERESTED DIRECTOR

TODGER ANDERSON, CFA*

Age:  64

Position(s) Held with the Fund:

President and Director

Term of Office and Length of Time Served:

President since 1987.  Class I Director from 1988 until 1995, and since 1998. ** Term expires in 2010.

Principal Occupations During Past Five Years:

Chairman, Denver Investment Advisors LLC (since 2004);

President, Westcore Trust (since 2005);

President, Denver Investment Advisors, Inc. and predecessor organizations (1983-2004);

Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005);

Portfolio Co-Manager, Westcore Select Fund (2001-2005).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.

___________________

* Messrs. Anderson and Penland may be deemed to be “interested persons” of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliations with the Fund's investment adviser and their positions as officers of the Fund.

**Mr. Anderson previously served as a director of the Fund from May 12, 1988 to March 31, 1995.  Mr. Anderson resigned on March 31, 1995 because of a change in control of the Fund's investment adviser, and in order to comply with the provisions of Section 15(f) of the 1940 Act that at least 75% of the directors of the Fund were required to be disinterested directors for a period of three years following the change in control.  Mr. Anderson was re-elected to the Board of Directors at the 1998 Annual Meeting of Stockholders.

OFFICERS

            Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Penland and Anderson ,is set out below.  Information concerning Messrs. Penland and Anderson is set forth on pages 4 and 5 respectively.

            Officers of the Fund are elected by the Board of Directors.  Subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

MARK M. ADELMANN, CFA, CPA

1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Age:  51.

Position(s) Held with the Fund

Vice President

Term of Office and Length of Time Served:

Vice President since 2002.

Principal Occupations During the Past Five Years:

Vice President (since 2000) and Member (since 2001), Denver Investment Advisors LLC;

Research Analyst, Denver Investment Advisors LLC (since 1995).

Portfolio Management team member, Westcore Funds (since 2002)

NANCY P. O'HARA

One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103

Age:  50.

Position(s) Held with the Fund:

Secretary

Term of Office and Length of Time Served:

Secretary since 2007.

Principal Occupations During the Past Five Years:

Counsel (since 2009) and Associate (1999-2009) of the law firm of Drinker Biddle & Reath LLP, Philadelphia , Pennsylvania.

JASPER R. FRONTZ, CPA, CFA

1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Age:  40.

Position(s) Held with the Fund:

Treasurer and Chief Compliance Officer

Term of Office and Length of Time Served:

Treasurer since 1997, Chief Compliance Officer since 2004.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC (since 2000);

Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997);

Fund Controller, ALPS Mutual Funds Services, Inc. (1995-1997);

Treasurer, Westcore Trust (since 1997), Chief Compliance Officer, Westcore Trust (since 2004);

Registered Representative, ALPS Distributors, Inc. (since 1995).

            With the exception of Mr. Frontz in his role as Chief Compliance Officer, no director or officer of the Fund who is currently a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 2008.  Denver Investments was either paid or had accrued $21,525 from the Fund during 2008 to reimburse it for the portion of Mr. Frontz's compensation attributable to his services as the Fund's Chief Compliance Officer.  The directors then in office taken as a group were either paid or had accrued directors' fees for 2008 from the Fund in the aggregate amount of $87,000.

            Each director who is not also a director, officer or employee of DenverIA is paid an annual retainer of $21,000 for serving as a director, plus out-of-pocket expenses incurred in attending meetings.  A director will forfeit $2,625 for each Board meeting not attended in person or by telephone. The Board of Directors held four regularly scheduled Board meetings during the year ended December 31, 2008.  The Audit Committee held four regularly scheduled Committee meetings on the same day as the Board meetings.  Each of the directors attended all of the Board and Committee meetings held in 2008.  The Fund does not require attendance by Directors at annual meetings of Stockholders, although Directors are welcome to attend.  All of the Directors attended the 2008 annual meeting of Stockholders.  Please note that the Fund has no pension or retirement plans.

            The following table provides information concerning the compensation of each of the Fund's directors whose term of office continues beyond the Meeting as well as for the nominees for director for services rendered during the Fund's fiscal year ended December 31, 2008:

Compensation Table

		Total
		Compensation
	Aggregate	From Fund and
	Compensation	Fund Complex
Name of Person	From Fund	Paid to Directors

Interested Directors
Todger Anderson	$ -0-	$ -0-
Kenneth V. Penland	$21,000	$21,000

Independent Directors
Lee W. Mather, Jr.[1]	$22,290	$22,290
Richard C. Schulte	$21,000	$21,000
Roberta M. Wilson	$21,000	$21,000

______________________

Drinker Biddle & Reath LLP, of which Nancy P. O'Hara, Secretary of the Fund, is Counsel, received legal fees during the fiscal year ended December 31, 2008 for services rendered as the Fund's legal counsel.

______________________

1 Mr. Mather was reimbursed $1,290 for travel expenses associated with his attendance at Board and Audit Committee meetings.

Ownership of Fund Shares

            The following table sets forth, as of January 31, 2009 beneficial ownership of the Fund's shares by (1) each director whose term of office continues beyond the Meeting and the nominees for director and (2) all directors, the nominees for director and executive officers as a group.

		Number
	Dollar Range	of Shares
	of Equity	Beneficially	Percent
	Securities Owned	Owned[1]	of Class
	in the Fund	in the Fund	in the Fund
Name

Interested Directors
Todger Anderson	over $100,000	327,894	*
Kenneth V. Penland	over $100,000	451,015[2]	1.6%

Independent Directors
Lee W. Mather, Jr.	$50,001 - $100,000	33,000	*
Richard C. Schulte	$10,001 - $50,000	5,610[3]	*
Roberta M. Wilson	$10,001 - $50,000	6,930[4]	*
All directors and
executive officers and nominees for director as a group		___	2.9%

__________________________

[1]	Unless otherwise indicated the beneficial owner has sole voting and investment power.
[2]	Including 382,461 shares held by Mr. Penland or the Penland Family Trust, 3,015 shares owned by Mr. Penland's wife, and 65,539 shares owned in a trust for Mr. Penland's daughter.
[3]	These shares include 4,417 that are owned by Mr. Schulte's wife and 1,193 shares jointly owned by Mr. Schulte and his wife.
[4]	These shares are owned jointly by Ms. Wilson and her husband.
*	Less than 1%.

To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 6, 2009.

Standing Board Committees

            The Board has established three standing committees in connection with the governance of the Fund: Audit, Qualified Legal Compliance and Nominating.

            The Fund's Audit Committee is comprised of all of the directors of the Fund who are not“interested” persons of the Fund as defined in the 1940 Act.  The members of the Audit Committee are also considered independent as defined in the New York Stock Exchange Listing Standards applicable to closed-end investment companies.  The functions of the Audit Committee include, among other things, to meet with the Fund's independent registered public accounting firm to review the scope and findings of the annual audit, review matters of independence, discuss the Fund's accounting policies, discuss any recommendation of the independent registered public accounting firm with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, approve all audit and permissible non-audit services provided to the Fund and certain other persons by the independent registered public accounting firm, approve the selection and compensation of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors.  The Board adopted a written charter for the Audit Committee which is available on the Fund's website at http://www.blu.com.  The Audit Committee met four times during the fiscal year ended December 31, 2008.

            The Audit Committee has met with Fund management to review and discuss, among other things, the Fund's audited financial statements for the year ended December 31, 2008.  The Audit Committee has also met with the Fund's independent registered public accounting firm and discussed with them certain matters required under Statement of Auditing Standards 114 as may be modified or supplemented from time to time, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls.  The Audit Committee has received written disclosures and the letter from the Fund's independent registered public accounting firm in accordance with Rule 3526 of the Public Company Accounting Oversight Board - Independence Discussions with Audit Committees, as may be modified or supplemented from time to time, and has discussed with the independent registered public accounting firm their independence.  Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2008 Annual Report to Stockholders for the year ended December 31, 2008.  The members of the Audit Committee are currently Messrs. Mather and Schulte, and Ms. Wilson.

            The Audit Committee also serves as the Fund's Qualified Legal Compliance Committee (the“QLCC”).  The purpose of the QLCC is to receive, retain, consider and act upon reports of evidence of possible material violations of applicable United States federal and state securities laws, material breaches of fiduciary duty arising under United States federal or state law and similar violations of any United States federal or state law from attorneys covered by Section 307 of the Sarbanes-Oxley Act of 2002.  There were no meetings of the QLCC during the fiscal year ended December 31, 2008.

            The Fund's Nominating Committee is comprised of all of the Directors who are not “interested” persons of the Fund, as defined in the 1940 Act.  The members of the Nominating Committee are currently Messrs. Mather and Schulte, and Ms. Wilson.  The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors.  A copy of the Nominating Committee Charter was attached to the Fund's 2008 Proxy Statement as Appendix A.  It is not available on the Fund's website.  The Nominating Committee did not meet during the fiscal year ended December 31, 2008.

            In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from Stockholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for it to make an assessment.  The Nominating Committee shall assess stockholder nominees in the same manner as it reviews its own nominees.  Any recommendation must be submitted in writing to the Nominating Committee in care of the Fund's Treasurer at the address on the front of this Proxy Statement, and should include at a minimum the following information as to each individual proposed for nomination as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the 1940 Act.  The Nominating Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications.  This Proxy Statement is expected to be mailed on March 18, 2009, and, if such occurs, any such notice must be received by the Fund on or before March 28, 2009.

            In order for the information on such nominee to be considered for inclusion in the Fund's proxy statement, any such submission must be sent no later than 120 calendar days before the date the Fund's proxy statement was released to Stockholders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days, within a reasonable time before the Fund begins to print and mail its proxy statement.  No nominee recommendation has been received from a Stockholder within the past 120 days.  The Fund has not paid a fee to third parties to assist in finding nominees.

           Stockholders may send other communications to the Board of Directors, a committee thereof or an individual Director.  Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Fund's Treasurer at the address on the front of this Proxy Statement.  The Fund's Treasurer is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers, as appropriate, which stockholder communications will be relayed to the Board, committee or individual Director.  The Treasurer may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund.  Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates.  To the Fund's knowledge, all reports were filed on a timely basis during 2008 with the exception of one report on Form 4 for Mr. Penland's reporting of the automatic sale of fractional shares when his account was transferred to a new custodian.  The Form 4 was filed immediately after notification of the sale was received.  In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

            The Board of Directors recommends that Stockholders vote FOR the election of Mr. Penland and Ms. Wilson as Class III directors to serve until the Annual Meeting of Stockholders in the year 2012 and until the election and qualification of their successors.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The Stockholders are being asked to act upon a proposal to ratify the appointment by the Audit Committee and the directors of Deloitte & Touche LLP (“Deloitte & Touche”) as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2009. Deloitte & Touche has served as the Fund's independent registered public accounting firm since the fiscal year ended December 31, 2000.

Independent Registered Public Accounting Firm Fees

            Audit Fees:  For the Fund's fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for professional services rendered by Deloitte & Touche for the audit of the Fund's annual financial statements were $27,000 and $25,520, respectively.

            Audit-Related Fees:  In the Fund's fiscal years ended December 31, 2008 and December 31, 2007, no fees were billed for assurance and related services by Deloitte & Touche that were reasonably related to the performance of the audit of the Fund's financial statements and are not reported under “Audit Fees” above.

            Tax Fees:  For the Fund's fiscal years ended December 31, 2008 and December 31, 2007, aggregate fees of $2,600 and $3,120, respectively, were billed for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning.

            All Other Fees:  For the Fund's fiscal years ended December 31, 2008 and December 31, 2007, no fees were billed to the Fund by Deloitte & Touche for services other than the services reported under the captions “Audit Fees” and “Tax Fees” above.

            Audit Committee Pre-Approval Policies and Procedures:  The Fund's Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

            Aggregate non-audit fees of $2,600 were billed by Deloitte & Touche for services rendered to the Fund for the Fund's fiscal year ended December 31, 2008 and aggregate non-audit fees of $3,120 were billed by Deloitte & Touche for services rendered to the Fund for the Fund's fiscal year ended December 31, 2007.  Deloitte & Touche rendered no non-audit services to Denver Investments in 2008 or 2007.

            Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from Stockholders, if necessary.

            The Board of Directors recommends that Stockholders vote FOR the ratification of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for its fiscal year ending December 31, 2009.

VOTES REQUIRED FOR THE ELECTION OF DIRECTORS, THE RATIFICATION OF REGISTERED PUBLIC ACCOUNTING FIRM AND

APPROVAL OF OTHER MATTERS AT THE MEETING

            A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund.  If a Proxy is properly submitted accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock.  The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority.  Under Maryland law, abstentions will have the effect of a “no vote” for purposes of electing directors.  Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions do not constitute a vote“for” or“against” a matter and will be disregarded in determining the“votes cast” on an issue. Consequently, an abstention will have no effect (i.e., will not be considered a vote“for” or“against”) with respect to Proposal 2.  Broker “non-votes” will be treated the same as abstentions.

                In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitations of proxies.  Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting.  Any such adjournment(s) will require the affirmative vote of a majority of the outstanding shares of common stock that are represented at the Meeting in person or by proxy.  If such a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s).  A stockholder vote may be taken on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval.

OTHER BUSINESS

            The Management of the Fund does not know of any other matters to be brought before the Meeting.  If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.  To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on March 18, 2009, and, if such occurs, any such notice must be received by the Fund on or before March 28, 2009.

ADDITIONAL INFORMATION

Investment Adviser

            Denver Investments is located at 1225 Seventeenth Street, 26th Floor, Denver, CO 80202.

Co-Administrators

            Denver Investments and ALPS Fund Services, Inc. (“ALPS”) serve as co-administrators for the Fund.  ALPS is located at 1290 Broadway, Suite 1100, Denver, CO 80203.

Stockholder Proposals - Annual Meeting in the Year 2010

            A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the Annual Meeting of Stockholders in the year 2010, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than December 1, 2009.  Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

March 18, 2009

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to submit their vote and proxy by telephone, by internet or by mail by following the instructions on page 1.  Stockholders who received this proxy statement and proxy card by mail, may return their dated and signed proxy card in the postage pre-paid return envelope provided.

FORM OF PROXY CARD

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time on Thursday, April 30, 2009.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders

The Proxy Statement, Proxy Card and the 2008 Annual Report to Stockholders are available at:
http://bnymellon.mobular.net/bnymellon/blu

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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PROXY

BLUE CHIP VALUE FUND, INC.

Annual Meeting of Stockholders – May 1, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC.

     The undersigned hereby appoints Margaret Jurado and Katherine Jeter, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Blue Chip Value Fund, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 1, 2009 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Blue Chip Value Fund, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

     ****TRY IT OUT****

www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours per day, 7 days a week

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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